united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22756

Advisors Preferred Trust

(Exact name of registrant as specified in charter)

1445 Research Blvd, Suite 530, Rockville, MD 20850

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2734

Date of fiscal year end: 9/30

Date of reporting period: 9/30/23

Item 1. Reports to Stockholders.

Spectrum Low Volatility Fund

Spectrum Active Advantage Fund

Spectrum Unconstrained Fund

Annual Report
September 30, 2023

Investor Information: 1-866-862-9686

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Spectrum Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Ceros Financial Services, Inc.

Member FINRA

November 13, 2023

Dear Shareholders:

The Spectrum Low Volatility Fund returned 2.29% for the period from October 1, 2022 – September 30, 2023; the Fund’s primary benchmark, the Morningstar LSTA U.S. Leveraged Loan 100 Total Return Index, rose by 13.77% for the twelve-month period. The Fund’s secondary benchmark, a customized index composed of a 50% weighting of the iBoxx USD Liquid High Yield Index and a 50% weighting of the Morningstar LSTA U.S. Leveraged Loan 100 Total Return Index, returned 11.79% for the period. The securities markets brightened in October as corporate earnings were stronger than expected, and the perception took root that the Federal Reserve might moderate its speed of rate hikes. The Fed had raised rates by 225 basis points between June and September 2022. The sub-advisor added additional positions to the portfolio. In November, sentiment for a softer landing not only helped economically sensitive risk assets but allowed interest sensitive areas such as Treasury bonds and municipals to move up within their major downtrends. The sub-advisor maintained a steady exposure in high yield instruments and increased exposure in floating rate and municipal bond investments. With the Fed reiterating its hawkish commitment to fighting inflation in December, most bond sub-classes entered the month with positive momentum and shifted to neutral or negative momentum as the month progressed. The sub-advisor sold the Fund’s moderate high yield exposure and trimmed municipal bond investments. In January, optimism regarding the Fed prevailed, providing price improvement in most bond categories. The sub-advisor increased holdings primarily in preferred stock, high yield and municipal bond categories. Investor sentiment switched back to perceive a more hawkish posture on the part of the Fed in February. The bond market adjusted by easing back, and the sub-advisor positioned the Fund more for capital preservation. Following the 25 basis point Fed Funds increase in March, Treasury rates in the mid-to longer end declined during the month in rather choppy trading as the banking sector struggled. However, positive technical signs returned as the month progressed, and the sub-advisor increased the Fund’s exposure modestly in high yield, floating rate and municipal bond instruments.

The bond market consolidated in April as risks stabilized in the banking sector and volatility subsided. Treasuries improved the lows set in March as the 30-year Treasury bond briefly touched a new year-to-date high in early April before easing back into a trading range. The sub-advisor increased exposure slightly in high yield, municipal and floating rate investments after making tactical adjustments during the month. Treasury yields rose modestly in May as investors displayed fear that inflation might be longer lasting than previously expected. The sub-advisor reduced exposure to adapt to the moderate increase in bond market headwinds. In its June meeting, the Fed chose to forego raising rates for the first time since March 2022. Interest sensitive bonds such as Treasuries seemed to be held in check for the month, while economically sensitive bonds fared better. The sub-advisor increased the Fund’s high yield investments and its allocation to floating rate/bank loan and other classes. The Fed raised the Fed Funds rates an additional 25 bps in July. As this was widely anticipated, the 30-year Treasury bond remained within its trading range established between October 2022 and April 2023. Economic data displayed growth, indicating a soft landing or mild contraction might be possible. This cautious positive resulted in improved momentum in the prices of economically sensitive bonds early/mid-month, then a mild fade or pause. The sub-advisor increased exposure modestly in high yield but then tactically reduced it as traction was lost. Generally hawkish comments from the Fed made headlines throughout August. Both “risk-on” economically sensitive and “risk-off” interest sensitive bond sectors displayed hesitancy as investors continued to debate a soft-landing versus a hard one or even a “no” landing, a term used to describe the lack of a recession. As a result, very few bond sectors were in discernable up or down trends. The sub-advisor added floating rate positions throughout the month to take advantage further of the attractive yields and trends. While investors may have anticipated the Fed’s action of unchanged Fed Funds rate in September, the response to subsequent comments by Chairman Powell reflected increased uncertainty. His statement of “higher for longer” was not necessarily a new message, but the continued commitment to a high level of hawkishness appeared to rattle the markets. In the days following the Fed meeting and policy statements, the 30-year Treasury bond yield pushed up to its highest level in over a decade. Other interest sensitive bond sectors such as investment grade corporate and municipals also trended lower. The sub-advisor reduced high yield positions in the Fund during the month, culminating with zero exposure by the end of the period, and trimmed mortgaged-backed/securitized credit positions modestly.

The Spectrum Active Advantage Fund returned -3.68 % for the year. The Fund’s primary benchmark, the S&P 500 Total Return Index, advanced by 21.62% for the 12 months, while the Fund’s secondary benchmark the NYSE Composite Index rose by 17.15% for the period. Volatility and breadth improved in October though not to levels normally associated with bull markets. In November, the S&P 500, Russell 2000 and NASDAQ pulled back causing many sectors to hit technical oversold extremes which helped set up the November bounce. In December, equities took back a portion of these gains. Some of the sectors that rallied the sharpest during that period fell the most in December, primarily technology and consumer discretionary. Equities regained footing and posted gains in January, especially small and mid-cap stocks. The Fund traded cautiously during this period, keeping exposure relatively light with tactical trades. The major indexes consolidated in February; then diverged from each other in jagged trading in March. The mega-caps posted stronger returns, while the small cap Russell 2000 Index was lower as it was impacted by both banking and energy weaknesses. The sub-advisor expanded and contracted exposure tactically though kept overall positioning in a more defensive stance.

Equity markets were aimless in April. Divergence continued between large and small caps as large caps helped hold the S&P 500 and the NASDAQ above their 200-day moving averages while the small cap Russell 2000 traded below its modestly declining 200-day moving average. The sub-advisor expanded exposure tactically in the first half of the month favoring large caps. However, a lack of continued upward momentum in the second half of the month led to weaker market technical factors, and the sub-advisor reduced exposure. The broad-based NYSE Index lost four percent in May in sharp contrast to the gains made in equity indexes influenced by market cap weighted names such as the S&P 500 Index and the NASDAQ. The sub-advisor held exposure fluid during the month and positioned the Fund more defensively at month’s end. Market participation (breadth) noticeably improved in June, especially in the second half of the month. It continued to improve in July. In response, the sub-advisor increased the Fund’s exposure in index futures, exchange-traded funds and individual stocks. Both prices and market breadth lost momentum in August. The sub-advisor decreased the Fund’s exposure early in the month in response to weakening breadth and other technical readings. However, concerns were short-lived and equites displayed positive responses to shorter-term oversold levels. In response, the sub-advisor added exposure. Equity markets in September were on the heels of a bounce following the first pullback from the mid to mid-summer rally. The Fed’s policies were perceived in the summer as becoming less hawkish and investors anticipated a “skip” in rate increases for the September meeting. While the Fed did hold rates steady, Powell maintained a firm commitment to constraining inflation and equities sold off. As a result, the sub-advisor reduced exposure back down to lower levels.

The Spectrum Unconstrained Fund returned -0.19% for the period from October 1, 2022 – September 30, 2023. The Fund’s primary benchmark, the Bloomberg U.S. Aggregate Bond Index rose by 0.64% for the same period, and the S&P 500 Total Return Index increased by 21.62%. This Fund has been patiently waiting to take advantage of positive trends in each bond sector. It will use significant economic leverage and bond sector selection for a potential boost in returns. This year has seen a give and take in performance due to persistently taking opportunities that potentially had forming bottoms to facilitate a move toward a trend. This is likely the path now that it looks like the Fed has stopped raising rates. Historically, when the Fed pauses, all bond classes start to rally, anticipating the decrease in rates and subsequently producing positive returns well in advance of the first-rate drop.

During the period, the sub-advisor used swaps and futures as substitutes for various underlying reference assets to achieve part of its returns. Thank you for your investment in the Funds. Please visit the website www.thespectrumfunds.com at any time for information regarding the Funds.

Spectrum Financial, Inc.	Advisors Preferred, LLC

Sub-advisor to the Funds	Advisor to the Funds

Spectrum Low Volatility Fund
Portfolio Review (Unaudited)
September 30, 2023

The Fund’s performance figures* for the periods ended September 30, 2023, as compared to its benchmark:

		Annualized
	One Year	Five Year	Since Inception **
Spectrum Low Volatility Fund - Investor Class	2.29%	6.01%	6.01%
Morningstar/LSTA Leveraged Loan 100 Index***	13.77%	4.17%	3.78%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total gross annual operating expenses as stated in the fee table of the Fund’s prospectus dated February 1, 2023 is 2.67% for the Investor Class. The gross expense ratio shown above does not tie to the financial highlights in the annual report due to acquired funds fees. For performance information current to the most recent month-end, please call 1-866-862-9686.

**	Inception date is December 16, 2013.

***	The Morningstar/LSTA Leveraged Loan 100 Index (formerly S&P/LSTA Leveraged Loan 100 Index is designed to reflect the performance of the largest facilities in the leverage loan market.

The Spectrum Low Volatility Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Spectrum Low Volatility Fund or any member of the public regarding the advisability of investing in equities and bonds generally or in the the Spectrum Low Volatility Fund in particular or the ability of The Morningstar/LSTA Leveraged Loan Index to track general equities and bonds market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR/LSTA LEVERAGED LOAN 100 INDEX OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

Comparison of the Change in Value of a $10,000 Investment

Since Inception through September 30, 2023

Portfolio Composition as of September 30, 2023 (Unaudited)

Holdings by Type of Investment:	% of Net Assets *
Open-End Funds	45.1%
U.S. Government & Agencies	43.8%
Short-term Investments	5.7%
Other Assets in Excess of Liabilities	5.4%
100.0%

*	The portfolio composition detailed above does not include derivative exposure.

Please refer to the Portfolio of Investments and the Shareholder Letter in this report for a detailed listing of the Fund’s holdings.

Spectrum Active Advantage Fund

Portfolio Review (Unaudited)

September 30, 2023

The Fund’s performance figures* for the periods ended September 30, 2023, as compared to its benchmark:

		Annualized
	One Year	Five Years	Since Inception **
Spectrum Active Advantage Fund - Investor Class	(3.68)%	1.91%	3.95%
S&P 500 Total Return Index ***	21.62%	9.92%	10.92%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Spectrum Active Advantage Fund’s Investor Class shares are subject to a gross annual operating expense ratio of 1.69%, as per the February 1, 2023 Investor Class prospectus. For performance information current to the most recent month-end, please call 1-866-862-9686.

**	Inception date is June 1, 2015.

***	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Portfolio Composition as of September 30, 2023 (Unaudited)

Holdings by Type of Investment:	% of Net Assets *
U.S. Government & Agencies	83.6%
Common Stocks	10.0%
Short-term Investments	12.9%
Liabilities in Excess of Other Assets	(6.5)%
100.0%

*	The portfolio composition detailed above does not include derivative exposure.

Please refer to the Portfolio of Investments and the Shareholder Letter in this report for a detailed listing of the Fund’s holdings.

Spectrum Unconstrained Fund
Portfolio Review (Unaudited)
September 30, 2023

The Fund’s performance figures* for the period ended September 30, 2023, as compared to its benchmark:

		Annualized
	One Year	Since Inception **
Spectrum Unconstrained Fund - Investor Class	(0.19)%	(0.81)%
Bloomberg U.S. Aggregate Bond Index ***	0.64%	(5.58)%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Spectrum Unconstrained Fund’s Investor Class shares are subject to a gross annual operating expense ratio of 2.70%, as per the February 1, 2023 Investor Class prospectus. The gross expense ratio shown above does not tie to the financial highlights in the annual report due to acquired funds fees. For performance information current to the most recent month-end, please call 1-866-862-9686.

**	Inception date is April 16, 2021.

***	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities. Investors cannot invest directly in an index; unlike the Fund’s returns, the index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Since Inception through September 30, 2023

Portfolio Composition as of September 30, 2023 (Unaudited)

Holdings by Type of Investment:	% of Net Assets *
U.S. Government & Agencies	81.0%
Open-End Funds	20.1%
Liabilities in Excess of Other Assets	(1.1)%
100.0%

*	The portfolio composition detailed above does not include derivative exposure.

Please refer to the Portfolio of Investments and the Shareholder Letter in this report for a detailed listing of the Fund’s holdings.

SPECTRUM LOW VOLATILITY FUND
PORTFOLIO OF INVESTMENTS
September 30, 2023

Shares				Fair Value
	OPEN-END FUNDS — 45.1%
	FIXED INCOME - 45.1%
2,362,661	Aristotle Floating Rate Income Fund, Class I			$22,350,775
3,332,629	Axonic Strategic Income Fund, Class I			29,393,791
4,476,043	Invesco Senior Floating Rate Fund Class R6			29,989,491
3,077,081	Lord Abbett Floating Rate Fund Class I, Class I			24,924,356
				106,658,413

	TOTAL OPEN-END FUNDS (Cost $105,140,431)			106,658,413

Principal		Coupon Rate
Amount ($)		(%)	Maturity
	U.S. GOVERNMENT & AGENCIES — 43.8%
	U.S. TREASURY BILLS — 43.8%
1,184,000	United States Treasury Bill(a)	5.0600	11/02/23	1,178,608
37,820,000	United States Treasury Bill(a)	5.1700	11/16/23	37,569,923
17,800,000	United States Treasury Bill(a)	5.3100	12/21/23	17,590,207
47,638,000	United States Treasury Bill(a)	5.3300	12/28/23	47,027,261
				103,365,999
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $103,340,071)			103,365,999

Shares
	SHORT-TERM INVESTMENTS — 5.7%
	MONEY MARKET FUNDS - 5.7%
13,483,440	Fidelity Government Portfolio, Class I, 5.23% (Cost $13,483,440)(b)			13,483,440

	TOTAL INVESTMENTS - 94.6% (Cost $221,963,942)			$223,507,852
	OTHER ASSETS IN EXCESS OF LIABILITIES - 5.4%			12,645,922
	NET ASSETS - 100.0%			$236,153,774

(a)	Zero coupon bond; rate disclosed is the effective yield as of September 30, 2023.

(b)	Rate disclosed is the seven-day effective yield as of September 30, 2023.

See accompanying notes to financial statements.

SPECTRUM ACTIVE ADVANTAGE FUND
PORTFOLIO OF INVESTMENTS
September 30, 2023

Shares				Fair Value
	COMMON STOCKS — 10.0%
	ADVERTISING & MARKETING - 0.8%
751	Trade Desk, Inc., Class A(a)			$58,691

	AUTOMOTIVE - 0.9%
239	Tesla, Inc.(a)			59,802

	INTERNET MEDIA & SERVICES - 0.8%
191	Meta Platforms, Inc., Class A(a)			57,340

	SEMICONDUCTORS - 5.8%
101	ASML Holding N.V. - ADR			59,454
996	GLOBALFOUNDRIES, Inc.(a)			57,957
127	KLA Corporation			58,250
1,084	Marvell Technology, Inc.			58,677
135	NVIDIA Corporation			58,724
291	NXP Semiconductors N.V.			58,177
618	ON Semiconductor Corporation(a)			57,443
				408,682
	SOFTWARE - 1.7%
115	Adobe, Inc.(a)			58,639
114	Intuit, Inc.			58,247
				116,886

	TOTAL COMMON STOCKS (Cost $696,333)			701,401

Principal		Coupon Rate
Amount ($)		(%)	Maturity
	U.S. GOVERNMENT & AGENCIES — 83.6%
	U.S. TREASURY BILLS — 83.6%
151,000	United States Treasury Bill(b)	5.0600	11/02/23	150,312
778,000	United States Treasury Bill(b)	5.2700	12/07/23	770,430
642,000	United States Treasury Bill(b)	5.2900	12/14/23	635,095
4,372,000	United States Treasury Bill(b)	5.3300	12/28/23	4,315,949
				5,871,786
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $5,870,960)			5,871,786

See accompanying notes to financial statements.

SPECTRUM ACTIVE ADVANTAGE FUND
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 12.9%
	MONEY MARKET FUNDS - 12.9%
453,942	Fidelity Government Portfolio, Class I, 5.23%(c)	$453,942
453,942	First American Government Obligations Fund, Class Z, 5.22%(c)	453,942
	TOTAL MONEY MARKET FUNDS (Cost $907,884)	907,884

	TOTAL SHORT-TERM INVESTMENTS (Cost $907,884)	907,884

	TOTAL INVESTMENTS - 106.5% (Cost $7,475,177)	$7,481,071
	LIABILITIES IN EXCESS OF OTHER ASSETS - (6.5)%	(459,627)
	NET ASSETS - 100.0%	$7,021,444

OPEN FUTURES CONTRACTS
					Unrealized
Number of			Notional		Appreciation
Contracts	Open Long Futures Contracts	Expiration	Amount	Value	(Depreciation)
4	CBOT 10 Year US Treasury Note	12/19/2023	$431,500	$432,250	$750
4	CME E-Mini NASDAQ 100 Index	12/15/2023	1,253,748	1,189,320	(64,428)
12	CME E-Mini Russell 2000 Index	12/15/2023	1,081,280	1,079,160	(2,120)
4	CME E-Mini Standard & Poor’s 500 Index	12/15/2023	907,820	865,100	(42,720)
	TOTAL FUTURES CONTRACTS				$(108,518)

ADR - American Depositary Receipt

NV - Naamioze Vennootschap

(a)	Non-income producing security.

(b)	Zero coupon bond; rate disclosed is the effective yield as of September 30, 2023.

(c)	Rate disclosed is the seven-day effective yield as of September 30, 2023.

See accompanying notes to financial statements.

SPECTRUM UNCONSTRAINED FUND
PORTFOLIO OF INVESTMENTS
September 30, 2023

Shares				Fair Value
	OPEN-END FUNDS — 20.1%
	FIXED INCOME - 20.1%
119,887	Braddock Multi-Strategy Income Fund, Institutional Class			$758,878
76,609	Holbrook Structured Income Fund, Class I			750,000
				1,508,878

	TOTAL OPEN-END FUNDS (Cost $1,499,417)			1,508,878

Principal		Coupon Rate
Amount ($)		(%)	Maturity
	U.S. GOVERNMENT & AGENCIES — 81.0%
	U.S. TREASURY BILLS — 81.0%
448,000	United States Treasury Bill(a)	4.9500	10/26/23	446,427
1,469,000	United States Treasury Bill(a)	5.0600	11/02/23	1,462,311
1,489,000	United States Treasury Bill(a)	5.1700	11/16/23	1,479,154
233,000	United States Treasury Bill(a)	5.2900	12/14/23	230,494
993,000	United States Treasury Bill(a)	5.3100	12/21/23	981,296
1,490,000	United States Treasury Bill(a)	5.3300	12/28/23	1,470,898
				6,070,580
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $6,070,006)			6,070,580

	TOTAL INVESTMENTS - 101.1% (Cost $7,569,423)			$7,579,458
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.1)%			(81,652)
	NET ASSETS - 100.0%			$7,497,806

(a)	Zero coupon bond; rate disclosed is the effective yield as of September 30, 2023.

TOTAL RETURN SWAPS

		Notional Amount at
Number of		September 30,		Termination		Unrealized
Shares	Reference Entity	2023	Interest Rate Payable (1)	Date	Counterparty	(Depreciation)
Long Position:
24,900	iShares Preferred and Income Securities ETF	$750,735	O/N USD SOFR plus 35 bp	10/31/2024	BRC	$(331)

BRC - Barclays Capital

SOFR - Secured Overnight Financing Rate

O/N - Overnight, Daily Fixings

(1)	Interest rate is based upon predetermined notional amounts, which may be a multiple of the number of shares plus a specified spread.

See accompanying notes to financial statements.

Spectrum Funds
Statements of Assets and Liabilities
September 30, 2023

	Spectrum Low	Spectrum Active	Spectrum
	Volatility Fund	Advantage Fund	Unconstrained Fund
ASSETS
Investment securities:
At cost	$221,963,942	$7,475,177	$7,569,423
At value	$223,507,852	$7,481,071	$7,579,458
Segregated cash - collateral for swaps	11,590,000	—	370,000
Dividend and interest receivable	360,915	2,319	5,014
Receivable for swaps	1,118,228	—	922
Receivable for Fund shares sold	227,244	43,826	—
Deposit with broker for futures	—	309,805	—
Unrealized appreciation on futures	—	750	—
Receivable from administrator	21,111	—	—
TOTAL ASSETS	236,825,350	7,837,771	7,955,394

LIABILITIES
Payable for investments purchased	—	696,333	—
Investment advisory fees payable	412,483	8,816	13,343
Payable for Fund shares redeemed	250,502	—	—
Unrealized depreciation on swaps	—	—	331
Shareholder servicing fees payable	8,591	1,910	186
Due to custodian	—	—	439,965
Unrealized depreciation on futures	—	109,268	—
Payable to related party	—	—	3,763
TOTAL LIABILITIES	671,576	816,327	457,588
NET ASSETS	$236,153,774	$7,021,444	$7,497,806

NET ASSET VALUE
Net Assets	$236,153,774	$7,021,444	$7,497,806
Shares of beneficial interest outstanding	9,933,256	447,543	419,917
Net Asset Value, Offering and Redemption Price Per Share (Net Assets ÷ Shares Outstanding)	$23.77	$15.69	$17.86

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$237,593,887	$12,931,142	$8,564,580
Accumulated earnings (deficits)	(1,440,113)	(5,909,698)	(1,066,774)
NET ASSETS	$236,153,774	$7,021,444	$7,497,806

See accompanying notes to financial statements.

Spectrum Funds
Statements of Operations
For the Year Ended September 30, 2023

	Spectrum Low	Spectrum Active	Spectrum
	Volatility Fund	Advantage Fund	Unconstrained Fund
INVESTMENT INCOME
Dividends	$7,438,156	$10	$116,561
Interest	7,415,593	309,044	230,619
TOTAL INVESTMENT INCOME	14,853,749	309,054	347,180

EXPENSES
Investment advisory fees	6,260,523	114,533	157,310
Administration expenses (Note 5)	472,797	12,497	14,296
Shareholder servicing fees	94,725	2,291	2,194
Miscellaneous expenses	9,000	9,000	9,000
TOTAL EXPENSES	6,837,045	138,321	182,800
Less: Expenses waived by the Advisor	—	(9,000)	(9,000)
NET EXPENSES	6,837,045	129,321	173,800
NET INVESTMENT INCOME	8,016,704	179,733	173,380

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	2,177,686	(25,498)	(45,613)
Swaps	(5,370,723)	(20,736)	(171,071)
Futures	(271,018)	(329,650)	(202)
Capital gain distributions received from underlying investment companies	73,944	—	—
TOTAL NET REALIZED (LOSS)	(3,390,111)	(375,884)	(216,886)

Net change in unrealized appreciation (depreciation) on:
Investments	1,543,910	5,834	10,035
Swaps	—	—	(331)
Futures	—	(108,518)	—
TOTAL NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	1,543,910	(102,684)	9,704

NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS	(1,846,201)	(478,568)	(207,182)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$6,170,503	$(298,835)	$(33,802)

See accompanying notes to financial statements.

Spectrum Low Volatility Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	September 30, 2023	September 30, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$8,016,704	$(3,507,624)
Net realized loss from investments, swaps, and futures contracts	(3,464,055)	(294,279)
Capital gain distributions from underlying investment companies	73,944	1,395,118
Net change in unrealized appreciation (depreciation) of investments, swaps and futures contracts	1,543,910	(14,923,850)
Net increase (decrease) in net assets resulting from operations	6,170,503	(17,330,635)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid	(3,033,973)	(17,405,618)
Net decrease in net assets from distributions to shareholders	(3,033,973)	(17,405,618)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	70,918,337	184,185,570
Net asset value of shares issued in reinvestment of distributions	2,662,593	16,008,015
Payments for shares redeemed	(144,194,788)	(305,986,400)
Net decrease in net assets from shares of beneficial interest	(70,613,858)	(105,792,815)

TOTAL DECREASE IN NET ASSETS	(67,477,328)	(140,529,068)

NET ASSETS
Beginning of Year	303,631,102	444,160,170
End of Year	$236,153,774	$303,631,102

SHARE ACTIVITY
Shares Sold	2,975,489	7,523,633
Shares Reinvested	112,760	640,621
Shares Redeemed	(6,086,099)	(12,316,277)
Net decrease in shares of beneficial interest outstanding	(2,997,850)	(4,152,023)

See accompanying notes to financial statements.

Spectrum Active Advantage Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	September 30, 2023	September 30, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$179,733	$(182,283)
Net realized loss from investments, swaps and futures contracts	(375,884)	(5,268,483)
Net change in unrealized appreciation (depreciation) of investments, swaps and futures contracts	(102,684)	357,953
Net (decrease) in net assets resulting from operations	(298,835)	(5,092,813)

DISTRIBUTIONS TO SHAREHOLDERS
From earnings	—	(5,205,776)
From return of capital	(72,303)	—
Net decrease in net assets from distributions to shareholders	(72,303)	(5,205,776)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	466,435	4,613,111
Net asset value of shares issued in reinvestment of distributions	69,743	5,099,353
Payments for shares redeemed	(1,720,017)	(9,138,559)
Net increase (decrease) in net assets from shares of beneficial interest	(1,183,839)	573,905

TOTAL DECREASE IN NET ASSETS	(1,554,977)	(9,724,684)

NET ASSETS
Beginning of Year	8,576,421	18,301,105
End of Year	$7,021,444	$8,576,421

SHARE ACTIVITY
Shares Sold	29,214	192,819
Shares Reinvested	4,482	191,764
Shares Redeemed	(107,639)	(457,038)
Net decrease in shares of beneficial interest outstanding	(73,943)	(72,455)

See accompanying notes to financial statements.

Spectrum Unconstrained Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	September 30, 2023	September 30, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$173,380	$(107,213)
Net realized loss from investments, futures and swaps contracts	(216,886)	(575,317)
Capital gain distributions received from underlying investment companies	—	8,211
Net change in unrealized appreciation (depreciation) of investments and swaps contracts	9,704	(703)
Net (decrease) in net assets resulting from operations	(33,802)	(675,022)

DISTRIBUTIONS TO SHAREHOLDERS
From earnings	(76,767)	(638,185)
From return of capital	—	(138,132)
Net decrease in net assets from distributions to shareholders+	(76,767)	(776,317)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	789,738	567,962
Net asset value of shares issued in reinvestment of distributions	76,767	772,708
Payments for shares redeemed	(474,449)	(3,415,956)
Net increase (decrease) in net assets from shares of beneficial interest	392,056	(2,075,286)

TOTAL INCREASE (DECREASE) IN NET ASSETS	281,487	(3,526,625)

NET ASSETS
Beginning of Year	7,216,319	10,742,944
End of Year	$7,497,806	$7,216,319

SHARE ACTIVITY
Shares Sold	42,862	28,927
Shares Reinvested	4,209	39,094
Shares Redeemed	(26,306)	(188,130)
Net increase (decrease) in shares of beneficial interest outstanding	20,765	(120,109)

See accompanying notes to financial statements.

Spectrum Low Volatility Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2023	September 30, 2022	September 30, 2021	September 30, 2020	September 30, 2019

Net asset value, beginning of year	$23.48	$26.00	$24.79	$21.72	$21.35

Activity from investment operations:
Net investment income (loss) (1)	0.65	(0.27)	0.08	0.03	0.02
Net realized and unrealized gain (loss) on investments, swaps and futures contracts	(0.11)	(1.06)	2.53	3.89	1.04
Total from investment operations	0.54	(1.33)	2.61	3.92	1.06
Less distributions from:
Net investment income	(0.25)	(1.15)	(0.45)	(0.52)	(0.69)
Net realized gains	—	(0.04)	(0.95)	(0.33)	—
Total distributions	(0.25)	(1.19)	(1.40)	(0.85)	(0.69)

Net asset value, end of year	$23.77	$23.48	$26.00	$24.79	$21.72

Total return (2)	2.29%	(5.38)%	10.82%	18.76%	5.12%

Net assets, end of year (000s)	$236,154	$303,631	$444,160	$239,393	$82,195

Ratio of expenses to average net assets (3)	2.34%	2.34%	2.37%	2.51%	2.53%

Ratio of net investment income (loss) to average net assets (3,4)	2.75%	(1.09)%	0.30%	0.14%	0.08%

Portfolio Turnover Rate	711%	321%	131%	389%	675%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Assumes reinvestment of all dividends and distributions if any.

(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Spectrum Active Advantage Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2023	September 30, 2022	September 30, 2021	September 30, 2020	September 30, 2019

Net asset value, beginning of year	$16.45	$30.81	$27.33	$23.64	$23.83

Activity from investment operations:
Net investment income (loss) (1)	0.38	(0.27)	(0.12)	(0.09)	0.02
Net realized and unrealized gain (loss) on investments, swaps and futures contracts	(0.99)	(5.63)	8.46	3.95	0.60
Total from investment operations	(0.61)	(5.90)	8.34	3.86	0.62
Less distributions from:
Net investment income	—	(0.14)	(0.25)	(0.17)	(0.18)
Net realized gains	—	(8.32)	(4.61)	—	(0.45)
Return of capital	(0.15)	—	—	—	(0.18)
Total distributions	(0.15)	(8.46)	(4.86)	(0.17)	(0.81)

Net asset value, end of year	$15.69	$16.45	$30.81	$27.33	$23.64

Total return (2)	(3.68)%	(28.87)%	33.91%	16.46%	2.89%

Net assets, end of year (000s)	$7,021	$8,576	$18,301	$13,338	$12,682

Ratio of gross expenses to average net assets (3)	1.81%	1.69%	1.77%	1.89%	1.83%
Ratio of net expenses to average net assets (3)	1.69%	1.69%	1.77%	1.89%	1.83%
Ratio of net investment income (loss) to average net assets (3,4)	2.35%	(1.23)%	(0.40)%	(0.36)%	0.08%

Portfolio Turnover Rate	1614%	2258%	1294%	831%	360%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Assumes reinvestment of all dividends and distributions if any.

(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Spectrum Unconstrained Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year/Period Presented

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	September 30, 2023	September 30, 2022	September 30, 2021 (a)

Net asset value, beginning of year/period	$18.08	$20.69	$20.00

Activity from investment operations:
Net investment income (loss) (1)	0.43	(0.22)	(0.11)
Net realized and unrealized gain (loss) on investments, futures and swaps	(0.46)	(0.93)	1.01
Total from investment operations	(0.03)	(1.15)	0.90
Less distributions from:
Net investment income	(0.19)	(1.20)	(0.21)
Return of capital	—	(0.26)	—
Total distributions	(0.19)	(1.46)	(0.21)

Net asset value, end of year/period	$17.86	$18.08	$20.69

Total return (2)	(0.19)%	(6.03)%	4.50	% (5)

Net assets, end of year/period (000s)	$7,498	$7,216	$10,743

Ratio of gross expenses to average net assets (3)	2.49%	2.43%	2.33	% (6)
Ratio of net expenses to average net assets (3)	2.37%	2.43%	2.33	% (6)
Ratio of net investment (loss) to average net assets (3,4)	2.36%	(1.17)%	(1.21	)% (6)

Portfolio Turnover Rate	1418%	395%	75	% (5)

(a)	The Fund commenced operations on April 16, 2021.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(2)	Assumes reinvestment of all dividends and distributions if any.

(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Recognition of net investment (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Not annualized.

(6)	Annualized.

See accompanying notes to financial statements.

Spectrum Funds
Notes to Financial Statements
September 30, 2023

1.	ORGANIZATION

The Spectrum Low Volatility Fund (the “Low Volatility Fund”), Spectrum Active Advantage Fund (the “Active Advantage Fund”)) and Spectrum Unconstrained Fund (the “Unconstrained Fund”) (collectively, the “Funds”) are each a diversified series of Advisors Preferred Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 15, 2012 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Low Volatility Fund’s investment objective is total return with lower downside volatility and risk compared to major stock market indices while the Active Advantage Fund seeks long term capital appreciation. The Unconstrained Fund’s investment objective is total return. Each Fund currently offers one class of shares, Investor Class shares, which is offered at net asset value. The Low Volatility Fund also offers Advisor Class shares, but as of the date of this report none have been issued. The Low Volatility Fund commenced operations on December 16, 2013, the Active Advantage Fund commenced operations on June 1, 2015 and the Unconstrained Fund commenced operations on April 16, 2021. The Trust’s Agreement and Declaration of Trust permits the Trust’s Board of Trustees (“Board”) to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value. The investment adviser to each Fund is Advisors Preferred LLC (the “Adviser”). The investment sub-adviser to each Fund is Spectrum Financial, Inc. (the “Sub-Adviser”). The Low Volatility Fund and Unconstrained Fund are “fund of funds”, in that these Funds will generally invest in other investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last bid on the day of valuation. Financial futures, which are traded on an exchange, are valued at the last quoted sales price determined by the exchange. Investments in open-end investment companies are valued at net asset value. Total return swaps on exchange-listed securities shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Exchange listed swaps shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Credit default swaps are valued by a pricing agent covering the specific type of swap. Certain credit default swaps (“CDS”) and credit indices are valued independently by Markit; or if no valuation is available from a pricing agent, at the price received from the broker-dealer/counterparty that issued the swap. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Funds may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Spectrum Funds
Notes to Financial Statements (Continued)
September 30, 2023

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or Sub-Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Adviser or Sub-Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser or Sub-Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Adviser or Sub-Adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser or Sub-Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of a Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Investment in Funds – The Funds may invest in open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their funds for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the

Spectrum Funds
Notes to Financial Statements (Continued)
September 30, 2023

marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of September 30, 2023 for each Fund’s investments measured at fair value:

Spectrum Low Volatility Fund

Assets *	Level 1	Level 2	Level 3	Total
Open-End Funds	$106,658,413	$—	$—	$106,658,413
U.S. Government & Agencies	—	103,365,999	—	103,365,999
Short-Term Investments	13,483,440	—	—	13,483,440
Total Assets	$120,141,853	$103,365,999	$—	$223,507,852

Spectrum Active Advantage Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$701,401	$—	$—	$701,401
U. S. Government & Agencies	—	5,871,786	—	5,871,786
Short-Term Investments	907,884	—	—	907,884
Derivatives
Futures Contracts**	750	—	—	750
Total Assets	$1,610,035	$5,871,786	$—	$7,481,821
Liabilities*
Derivatives
Futures Contracts**	$(109,268)	$—	$—	$(109,268)
Total Liabilities	$(109,268)	$—	$—	$(109,268)

Spectrum Unconstrained Fund

Assets *	Level 1	Level 2	Level 3	Total
Open-End Funds	$1,508,878	$—	$—	$1,508,878
U.S. Government & Agencies	—	6,070,580	—	6,070,580
Total Assets	$1,508,878	$6,070,580	$—	$7,579,458
Liabilities*
Derivatives
Swaps**	$—	$(331)	$—	$(331)
Total Liabilities	$—	$(331)	$—	$(331)

*	Refer to the Portfolios of Investments for sector classifications.

**	Futures contracts and swaps are measured at the unrealized appreciation/(depreciation) of the instruments.

The Funds did not hold any Level 3 securities during the current year.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are typically a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities that may be designed to track the performance and dividend yield of a particular domestic or foreign

Spectrum Funds
Notes to Financial Statements (Continued)
September 30, 2023

market index. The Funds may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses which reduce their value.

Futures Contracts – The Funds are subject to interest rate risk, equity risk and forward currency exchange rate risk in the normal course of pursuing their respective investment objectives. The Funds have purchased or sold futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Funds’ agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Funds’ basis in the contract. If the Funds were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Funds would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Funds segregate cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Swap Contracts – Each Fund is subject to equity price, credit risk, and interest rate risk in the normal course of pursuing its investment objective. The Funds have entered into various swap transactions for investment purposes or to manage interest rate, equity, or credit risk. These would typically be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) typically earned or realized on particular pre-determined investments or instruments.

Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). Most equity swap agreements entered into by a Fund calculate the obligations of the parties on a “net basis”. Consequently, a Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. A Fund’s obligations are accrued daily (offset by any amounts owed to a Fund).

The Funds may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which a Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements in instances where the Adviser or Sub-Adviser believes that it may be more cost effective or practical than buying a security or the securities represented by a particular index.

The Funds may enter into credit default swaps (“CDS”). CDS are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference

Spectrum Funds
Notes to Financial Statements (Continued)
September 30, 2023

issuers in a CDS portfolio. In general, CDS may be used by the Funds to obtain credit risk exposure similar to that of a direct investment in high yield bonds. Higher swap spreads generally imply a higher risk of default.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if the Funds had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

The Funds collateralize swap agreements with cash and certain securities as indicated on the Portfolios of Investments and Statements of Assets and Liabilities of the Funds, respectively. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the Funds. The Funds do not net collateral. In the event of a default by the counterparty, the Funds will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed by the Funds are regularly collateralized either directly with the Funds or in a segregated account at the Custodian.

A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty to the extent that posted collateral, if any, is insufficient. The Funds will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is counterparty to a swap agreement is monitored by the Adviser. The financial statements of these counterparties may be available by accessing the SEC’s website, at www.sec.gov.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Funds and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreements. Any election to early terminate could be material to the financial statements.

During the normal course of business, the Funds purchase and sell various financial instruments, which may result in market, credit and liquidity risks, the amount of which is not apparent from the financial statements.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective yield method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Foreign withholding tax is recorded as incurred or known, in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Spectrum Funds
Notes to Financial Statements (Continued)
September 30, 2023

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds.

Federal Income Tax – It is each Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years 2020 – 2022 (2021 – 2022 for Spectrum Unconstrained Fund) or expected to be taken in all the Funds’ 2023 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2023, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and derivatives amounted to $750,428,111 and $647,439,934 for the Low Volatility Fund, $2,487,522 and $1,767,946 for the Active Advantage Fund and $21,759,343 and $20,215,288 for the Unconstrained Fund.

4.	OFFSETTING OF FINANCIAL AND DERIVATIVE ASSETS AND LIABILITIES

The Funds’ policy is to recognize a gross asset or liability equal to the unrealized gain/(loss) for futures and swap contracts. During the year ended September 30, 2023 the Funds were subject to a master netting arrangement for the swap and futures contracts. The following table shows additional information regarding the offsetting of assets and liabilities at September 30, 2023.

Spectrum Funds
Notes to Financial Statements (Continued)
September 30, 2023

Spectrum Active Advantage Fund

Assets:

				Gross Amounts Not Offset in the
				Statements of Assets & Liabilities
		Gross Amounts	Net Amounts of
	Gross Amounts	Offset in the	Assets Presented in
	of Recognized	Statements of	the Statements of	Financial	Cash Collateral
Description	Assets	Assets & Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Futures Contracts	$750	$—	$750	$(750)	$—	$—
Total	$750	$—	$750	$(750)	$—	$—

Liabilities:

				Gross Amounts Not Offset in the
				Statements of Assets & Liabilities
		Gross Amounts	Net Amounts of
	Gross Amounts	Offset in the	Liabilities Presented in
	of Recognized	Statements of	the Statements of	Financial	Cash Collateral	Liability Net
Description	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged	Amount
Futures Contracts	$(109,268)	$—	$(109,268)	$750	$108,518	$—
Total	$(109,268)	$—	$(109,268)	$750	$108,518	$—

Spectrum Unconstrained Fund

Liabilities:

				Gross Amounts Not Offset in the
				Statements of Assets & Liabilities
		Gross Amounts	Net Amounts of
	Gross Amounts of	Offset in the	Liabilities Presented
	Recognized	Statements of	in the Statements of	Financial	Cash Collateral
Description	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged*	Net Amount
Swaps Contracts - OTC	$(331)	$—	$(331)	$—	$331	$—
Total	$(331)	$—	$(331)	$—	$331	$—

*	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2023:

Derivative Investment Type	Location on the Statement of Assets and Liabilities
Swap Contracts	Unrealized depreciation on swaps
Futures Contracts	Unrealized appreciation/depreciation on futures

The following table sets forth the fair value of the Funds’ derivative contracts as of September 30, 2023:

Spectrum Active Advantage Fund

Asset (Liability) Derivatives Investment Value
			Total as of
Derivative Investment Type	Interest Rate Risk	Equity Risk	September 30, 2023
Futures Contracts *	$750	$(109,268)	$(108,518)
Total	$750	$(109,268)	$(108,518)

Spectrum Funds
Notes to Financial Statements (Continued)
September 30, 2023

Spectrum Unconstrained Fund

Asset (Liability) Derivatives Investment Value
		Total as of
Derivative Investment Type	Equity Risk	September 30, 2023
Total Return Swaps	(331)	(331)
Total	$(331)	$(331)

*	Represents cumulative appreciation/depreciation on futures contracts as reported in the Portfolio of Investments.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended September 30, 2023:

Derivative Investment Type	Location of Gain/Loss on Derivative
Swaps/Futures	Net realized loss from Swaps
Net realized loss from Futures
Net change in unrealized depreciation on Swaps
Net change in unrealized depreciation on Futures

The following is a summary of the Funds’ realized gain/(loss) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended September 30, 2023:

Spectrum Low Volatility Fund

Realized gain (loss) on derivatives recognized in the Statements of Operations
			Total for the Year Ended
Derivative Investment Type	Interest Rate Risk	Credit Risk	September 30, 2023
Swaps	$(3,375,598)	$(1,995,125)	$(5,370,723)
Futures	(271,018)	—	(271,018)
Total	$(3,646,616)	$(1,995,125)	$(5,641,741)

Spectrum Active Advantage Fund

Realized gain (loss) on derivatives recognized in the Statements of Operations
			Total for the Year Ended
Derivative Investment Type	Interest Rate Risk	Equity Risk	September 30, 2023
Swaps	$(20,736)	$—	$(20,736)
Futures	(9,453)	(320,197)	(329,650)
Total	$(30,189)	$(320,197)	$(350,386)

Changes in unrealized appreciation (depreciation) on derivatives recognized in the Statements of Operations
			Total for the Year Ended
Derivative Investment Type	Interest Rate Risk	Equity Risk	September 30, 2023
Futures	$750	$(109,268)	$(108,518)
Total	$750	$(109,268)	$(108,518)

Spectrum Unconstrained Fund

Realized loss on derivatives recognized in the Statements of Operations
				Total for the Year Ended
Derivative Investment Type	Equity Risk	Interest Rate Risk	Credit Risk	September 30, 2023
Swaps	$—	$(142,035)	$(29,036)	$(171,071)
Futures	(202)	—	—	(202)
Total	$(202)	$(142,035)	$(29,036)	$(171,273)

Changes in unrealized depreciation on derivatives recognized in the Statements of Operations
		Total for the Year Ended
Derivative Investment Type	Equity Risk	September 30, 2023
Swaps	$(331)	$(331)
Total	$(331)	$(331)

Spectrum Funds
Notes to Financial Statements (Continued)
September 30, 2023

The notional value of the derivative instruments outstanding as of September 30, 2023 as disclosed in the Portfolios of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

5.	RISKS

Market Risk: Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Funds. The Funds are exposed to market risk on financial instruments that are valued at market prices as disclosed in the Portfolios of Investments. The prices of derivative instruments, including swaps and futures prices, can be highly volatile. Price movements of derivative contracts in which the Funds’ assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Funds are exposed to market risk on derivative contracts in that the Funds may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Funds’ financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. A Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the portfolio of investments.

Counterparty Risk: The Funds may invest in derivative instruments (the “Product”) issued for the Funds including by Credit Suisse Securities (Europe) Limited, Credit Suisse Securities (USA) LLC (“Credit Suisse”), Barclays Capital, Inc. (“Barclays”) and Canadian Imperial Bank of Commerce (“CIBC”) (collectively, “Counterparties”). If Counterparties become insolvent, each may not be able to make any payments under the Product and a Fund may lose their capital invested in the Product. A decline in Counterparties’ financial standing is likely to reduce the market value of the Product and therefore the price a Fund may receive for the Product if sold it in the market.

Liquidity Risk: Liquidity risk is the risk that a Fund will encounter difficulty in raising funds to meet commitments. Liquidity risk may result in an inability to sell investments quickly at close to fair value. As a result, the Funds may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Funds do not anticipate any material losses as a result of liquidity risk.

6.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The business activities of the Funds are overseen by the Board, which is responsible for the overall management of the Funds. Advisors Preferred, LLC, serves as investment adviser to the Funds. The Adviser has engaged Spectrum Financial, Inc. to serve as the sub-adviser to the Funds. The sub-adviser fees are the responsibility of the Adviser.

Pursuant to an advisory agreement with the Funds, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Funds pay the Adviser an advisory fee computed and accrued daily and paid monthly at an annual rate of 2.15% of the average daily net assets for both Spectrum Low Volatility Fund and Spectrum Unconstrained Fund and 1.50% of the average daily net assets for the Spectrum Active Advantage Fund. The Adviser, not the Fund, pays the Sub-Adviser. Pursuant to the advisory agreement, the Advisor earned $6,260,523, $114,533, and $157,310 for Spectrum Low Volatility Fund, Spectrum Active Advantage Fund and Spectrum Unconstrained Fund, respectively, in advisory fees for the year ended September 30, 2023.

Pursuant to a liquidity program administrator agreement with the Funds, the Adviser, provides a liquidity program administrator who, directs the operations of the Funds’ liquidity risk management program. As compensation for its services and the related expenses borne by the Adviser, the Funds pay the Adviser out of pocket expenses and an annual fee of $9,000 per Fund. The Adviser has voluntarily agreed to waive the liquidity program

Spectrum Funds
Notes to Financial Statements (Continued)
September 30, 2023

administration fee for the Active Advantage Fund and the Unconstrained Fund. The liquidity program administrator agreement became effective June 1, 2021. Pursuant to the liquidity program administrator agreement, the Adviser earned (net of voluntary waivers) $9,000, $0 and $0 for Spectrum Low Volatility Fund, Spectrum Active Advantage Fund and Spectrum Unconstrained Fund, respectively, in fees for the year ended September 30, 2023.

Ultimus Fund Solutions, LLC (“UFS”), provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with UFS, the Funds pay UFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Under the terms of the Funds’ agreement with UFS, UFS pays for certain operating expenses of the Funds. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Funds for serving in such capacities.

In addition, certain affiliates of UFS provide ancillary services to the Funds as follows:

Blu Giant, LLC (“Blu Giant”) Blu Giant, an affiliate of UFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. These expenses are the responsibility of UFS.

The Funds pay Ceros Financial Services Inc. (the “Distributor”) to provide compensation for ongoing servicing related activities or services and/or maintenance of the Investor Class accounts, not otherwise required to be provided by the Adviser. For the year ended September 30, 2023, the Funds paid $94,725, $2,291 and $2,194 for Spectrum Low Volatility Fund, Spectrum Active Advantage Fund and Spectrum Unconstrained Fund, respectively, which was paid out to brokers and dealers.

During the year ended September 30, 2023, Ceros Financial Services, Inc. (“Ceros”), a registered broker/dealer and an affiliate of the Adviser, executed trades on behalf of the Funds. Spectrum Low Volatility Fund, Spectrum Active Advantage Fund and Spectrum Unconstrained Fund paid trade commissions of $320, $245, and $50 to Ceros, respectively. Any 12b-1 fees received by Ceros related to a Fund’s investment in another Fund are returned to the respective Fund.

Each Trustee who is not an “interested person” of the Trust or Advisor is compensated at a rate of $72,000 per year plus $2,500 minimum per meeting for certain special meetings, which varies based on the matters submitted, as well as for reimbursement for any reasonable expenses incurred attending the meetings, paid quarterly. These fees are borne by the Adviser. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. Interested trustees of the Trust are also officers or employees of the Advisor and its affiliates.

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes including futures and swaps, and its respective gross unrealized appreciation and depreciation at September 30, 2023, were as follows:

		Gross		Net Unrealized
		Unrealized	Gross Unrealized	Appreciation
Fund	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
Spectrum Low Volatility Fund	$221,963,942	$1,543,910	$—	$1,543,910
Spectrum Active Advantage Fund	7,380,233	7,152	(14,832)	(7,680)
Spectrum Unconstrained Fund	7,569,092	10,041.00	(6)	10,035

Spectrum Funds
Notes to Financial Statements (Continued)
September 30, 2023

8.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended September 30, 2023, and September 30, 2022 were as follows:

For the year ended September 30, 2023:

	Ordinary	Long-Term	Return	Tax-exempt
Portfolio	Income	Capital Gains	of Capital	Income	Total
Spectrum Low Volatility Fund	$3,033,973	$—	$—	$—	$3,033,973
Spectrum Active Advantage Fund	—	—	72,303	—	72,303
Spectrum Unconstrained Fund	76,767	—	—	—	76,767

For the period ended September 30, 2022:

	Ordinary	Long-Term	Return	Tax-exempt
Portfolio	Income	Capital Gains	of Capital	Income	Total
Spectrum Low Volatility Fund	$16,479,737	$925,881	$—	$—	$17,405,618
Spectrum Advisors Preferred Fund	3,218,095	1,987,681	—	—	5,205,776
Spectrum Unconstrained Fund	638,185	—	138,132	—	776,317

As of September 30, 2023, the components of distributable earnings/ (accumulated deficit) on a tax basis were as follows:

	Undistributed	Post October Loss	Capital Loss	Unrealized	Total
	Ordinary	and	Carry	Appreciation/	Distributable Earning/
Portfolio	Income	Late Year Loss	Forwards	(Depreciation)	(Accumulated Deficit)
Spectrum Low Volatility Fund	$4,938,532	$(5,260,161)	$(2,662,394)	1,543,910	$(1,440,113)
Spectrum Active Advantage Fund	—	(522,723)	(5,379,295)	(7,680)	(5,909,698)
Spectrum Unconstrained Fund	54,991	(250,463)	(881,337)	10,035	(1,066,774)

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on open futures and mark-to-market on swap contracts.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Portfolio	Losses
Spectrum Low Volatility Fund	$5,260,161
Spectrum Active Advantage Fund	522,723
Spectrum Unconstrained Fund	250,463

On September 30, 2023, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Portfolio	Short-Term	Long-Term	Total
Spectrum Low Volatility Fund	$2,662,394	$—	$2,662,394
Spectrum Active Advantage Fund	3,882,686	1,496,609	5,379,295
Spectrum Unconstrained Fund	881,337	—	881,337

Spectrum Funds
Notes to Financial Statements (Continued)
September 30, 2023

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses, and prior year tax return updates, resulted in reclassifications for the year ended September 30, 2023, as follows:

	Paid In	Accumulated
Portfolio	Capital	Earnings (Losses)
Spectrum Active Advantage Fund	$(277,581)	$277,581
Spectrum Unconstrained Fund	(862)	862

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund pursuant to Section 2(a)(9) of the 1940 Act. As of September 30, 2023, National Financial Services LLC held approximately 55%, 96% and 99% of the Spectrum Low Volatility Fund, Spectrum Active Advantage Fund and Spectrum Unconstrained Fund, respectively, and Charles Schwab & Co., Inc. held approximately 36% of the Spectrum Low Volatility Fund. The Funds have no knowledge as to whether any beneficial owner included in these nominee accounts holds more than 25% of the voting shares of the Funds.

10.	RECENT REGULATORY UPDATES

On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will not appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Spectrum Low Volatility Fund, Spectrum Active Advantage Fund, and Spectrum Unconstrained Fund and Board of Trustees of Advisors Preferred Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Spectrum Low Volatility Fund, Spectrum Active Advantage Fund, and Spectrum Unconstrained Fund (the “Funds”), each a series of Advisors Preferred Trust, as of September 30, 2023, the related statements of operations, changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Spectrum Low Volatility Fund and Spectrum Active Advantage Fund	For the year ended September 30, 2023	For the years ended September 30, 2023 and 2022	For the years ended September 30, 2023, 2022, 2021, 2020, and 2019
Spectrum Unconstrained Fund	For the year ended September 30, 2023	For the years ended September 30, 2023 and 2022	For the years ended September 30, 2023, 2022, and the period from April 16, 2021 (commencement of operations) through September 30, 2021

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Advisors Preferred, LLC since 2012.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

November 27, 2023

Spectrum Funds
Expense Example (Unaudited)
September 30, 2023

As a shareholder of Spectrum Funds, you incur ongoing costs, including management fees; service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2023 through September 30, 2023.

Table 1. Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Table 2. Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Expenses Paid During
Actual	Expense	Account	Account	Period *
Expenses	Ratio	4/1/20223	9/30/2023	4/1/2023-9/30/23
Spectrum Low Volatility Fund	2.36%	$1,000.00	$1,006.20	$11.87
Spectrum Active Advantage Fund	1.70%	$1,000.00	$1,004.70	$8.54
Spectrum Unconstrained Fund	2.44%	$1,000.00	$978.10	$12.10

	Annualized	Beginning	Ending	Expenses Paid During
Hypothetical	Expense	Account	Account	Period *
(5% return before expenses)	Ratio	4/1/20223	9/30/2023	4/1/2023-9/30/23
Spectrum Low Volatility Fund	2.36%	$1,000.00	$1,013.24	$11.91
Spectrum Active Advantage Fund	1.70%	$1,000.00	$1,016.55	$8.59
Spectrum Unconstrained Fund	2.44%	$1,000.00	$1,012.84	$12.31

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the numbers of days in the fiscal year (365).

Spectrum Funds
Supplemental Information (Unaudited)
September 30, 2023

Liquidity Risk Management Program (Unaudited)

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategies and the liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions; short and long-term cash flow projections; and cash holdings and access to other funding sources.

During the year ended September 30, 2023, the Trust’s Liquidity Program Administrator (“LPA”) and the Board reviewed the Funds’ investments and they determined that, generally, the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Board and the LPA concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

Spectrum Funds

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2023

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee During Past 5 Years
Charles R. Ranson Born: 1947	Trustee	Indefinite, since November 2012	Principal, Ranson & Associates (business consultancy) (since 2003);	23	Northern Lights Fund Trust IV (40 series) (since July 2015)
Felix Rivera Born: 1963	Trustee	Indefinite, since November 2012	Managing Partner, Independent Channel Advisors, LLC (Consultancy Practice), (since January 2011)	23	Alpha Alternative Assets Fund (since Nov. 2022)
David Feldman Born: 1963	Trustee	Indefinite, Since September 2017	Independent Consultant (since January 2015); Head of Intermediary Sales, Baron Capital Inc., (February 2010 to December 2014)	23	None

[1]	Unless otherwise specified, the mailing address of each Trustee is c/o Advisors Preferred Trust, 1445 Research Blvd., Suite 530, Rockville, MD 20850.

[2]	The “Fund Complex” consists of the series of the Trust.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address [1] And Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During Last Five Years
Catherine Ayers-Rigsby(3) Born: 1948	Trustee, Chairman, President	Indefinite; since November 2012	CEO, Advisors Preferred, LLC (since June 2011); President, Ceros Financial Services, Inc., (broker/dealer) (since August 2009); President AtCap Partners, LLC (investment adviser) (since July 2011)	23	None
Brian S. Humphrey(4) Born: 1972	Trustee	Indefinite; since November 2012	Managing Director, Ceros Financial Services, Inc., (since January 2011)	23	None
Christine Casares Born: 1975	Treasurer	One Year; since May 2019	Vice President, Tax Administration, Ultimus Fund Solutions, LLC (since February 2016); Assistant Vice President, Tax Administration (February 2012 January 2016)	N/A	N/A
Angela Holland Born 1970	Chief Compliance Officer	One Year; since July 1, 2020	Chief Compliance Officer, Advisors Preferred, LLC (since March 2022); Chief Compliance Officer, Ceros Financial Services, Inc. (since January 2016); Chief Compliance Officer, AtCap Partners, LLC (investment adviser) (Since March 2022) and Innovation X Advisors, LLC (investment adviser) (since July 2022); Compliance Manager, Advisors Preferred, LLC (April 2012 March 2022); Compliance Manager, AtCap (April 2012-March 2022)	N/A	N/A

Spectrum Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2023

Name, Address [1] And Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During Last Five Years
Jimmy Chao Born: 1971	Assistant Treasurer	One Year; Since November 2017	Assistant Vice President, Fund Administration Ultimus Fund Solutions, LLC (since April 2012)	N/A	N/A
Jeff Meacham Born: 1976	Assistant Treasurer	One Year Since November 2021	Senior Trader, Ceros Financial Services, Inc.	N/A	N/A
Daniel Gibson Born: 1984	Assistant Treasurer Secretary	One Year; Since November 2021 One Year; Since October 2022	Trader/Dealers & Commissions Specialist, Ceros Financial Services, Inc.	N/A	N/A
Teresa M. Ritchie Born: 1959	Assistant Secretary	One Year; since October 2022	Legal Administration, Ultimus Fund Solutions, LLC (since May 2012)	N/A	N/A

[1]	The address of each Trustee is Advisors Preferred Trust, 1445 Research Blvd., Suite 530, Rockville, MD 20850. The address of D, Gibson, A. Holland and J. Meacham is Advisors Preferred Trust. The address of C. Casares, J. Chao, and T. Ritchie is Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

[2]	The “Fund Complex” consists of the series of the Trust.

[3]	Ms. Ayers-Rigsby is an interested person Trustee because she is an officer of the Trust, an officer of the Trust’s investment adviser, and an officer of the Trust’s principal underwriter.

[4]	Mr. Humphrey is an interested person Trustee because he is an officer of the Trust’s principal underwriter.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge by calling toll- free 1-866-862-9686.

Spectrum Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2023

Approval of Renewal of the Investment Advisory and Sub-Advisory Agreements for the Spectrum Low Volatility Fund, Spectrum Active Advantage Fund, and Spectrum Unconstrained Fund

At an in-person meeting held on May 23, 2023 (the “Meeting”) the Board of Trustees (the “Board”), of Advisors Preferred Trust (the “Trust”), including a majority of Trustees who are not “interested persons” (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the 1940 Act, considered the renewal of the investment advisory agreement (the “Advisory Agreement’) between Advisors Preferred, LLC (the “Adviser”) and the Trust, on behalf of Spectrum Low Volatility Fund, Spectrum Active Advantage Fund, and Spectrum Unconstrained Fund (together the “Spectrum Funds”); and the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Spectrum Financial, Inc. (“Spectrum Financial”) (the “Sub-Adviser”).

In connection with the Board’s consideration and approval of the renewal of the Advisory Agreement and Sub-Advisory Agreement, the Adviser and Sub-Adviser provided the Board in advance of the Meeting with written materials, which included information regarding: (a) a description of the investment management personnel of the Adviser and Sub-Adviser; (b) the Adviser’s and Sub-Adviser’s operations and the Adviser’s financial condition; (c) the Adviser’s brokerage practices (including any soft dollar arrangements); (d) the level of the advisory fees charged compared with the fees charged to comparable mutual funds or accounts; (e) the Spectrum Funds’ level of profitability from the Adviser’s and Sub-Adviser’s fund-related operations; (f) the Adviser’s and Sub-Adviser’s compliance policies and procedures; and (g) information regarding the performance of each Spectrum Fund as compared to the respective benchmarks and Morningstar categories. The Trustees reviewed the quality of work and abilities of the Adviser and its relationship with the Sub-Adviser and the performance of the Spectrum Funds. The Board’s review of materials and deliberations are presented contemporaneously given the overlapping considerations, parallel issues and conclusions drawn by the Board. The Board conducted some of their deliberations on a joint basis for the Adviser and Spectrum Financial given the close working relationship of the Adviser and Sub-Adviser.

Nature, Extent and Quality of Services: With respect to the nature, extent and quality of services provided, the Board reviewed the Adviser’s Form ADV, and the Sub-Adviser’s Form ADV, a description of the manner in which investment decisions, including asset allocation, sector selection, trade execution and compliance, are made for each Spectrum Fund by the Sub-Adviser, a description of the services provided by the Adviser and those services provided by the Sub-Adviser and those executed by the Adviser. The Board reviewed the experience of professional personnel from both the Adviser and Sub-Adviser performing services for the Spectrum Funds, including the team of individuals that primarily monitor and execute the investment and administration process, and the respective portfolio managers. Further the Board reviewed a certification from each of the Adviser and Sub-Adviser certifying that each has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b) and noted that each of the Adviser and Sub-Advisers have adopted procedures reasonably necessary to prevent Access Persons from violating such Code of Ethics.

Advisors Preferred: The Board reviewed the balance sheet of the Adviser as of March 31, 2023, and considered the change in net income for the month of March as compared to January through March 2023 period. The Board also reviewed the audited financials of the Adviser as of December 31, 2022. The Adviser reported $1.7 billion in total assets under management in active mutual funds and Ms. Ayers-Rigsby noted the commitment from Advisors Preferred to grow the mutual fund business.

Spectrum Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2023

The Board discussed the Adviser’s compliance program with the CCO of the Trust. The Board considered that the CCO of the Trust also serves as CCO of the Adviser and were confident in her abilities with respect to both positions. The Trustees were comfortable that if a conflict of interest were to arise, counsel would be called upon for a solution. The Board noted that the Adviser continues to have in place procedures which are currently working to prevent violations of applicable securities laws. The CCO confirmed that she has the support and resources to ensure the compliance procedures of the Trust are updated in accordance with current SEC rules. The Board considered that the cybersecurity risk of the Adviser is managed by Sikich LLP with no data breaches reported. The Board discussed the overall technology of the Adviser with the CCO. The Adviser confirmed adequate Professional Liability Insurance is in place, including $2 million for the Independent Directors. Counsel noted the Board had previously reviewed the business continuity plan for Advisors Preferred Trust. The Board concluded that the Adviser has qualified professionals, resources, and compliance policies essential to performing its duties under the Advisory Agreement.

Spectrum Financial: The Board reviewed the balance sheet of Spectrum Financial as of December 31, 2022 as well as the Income Statement for 12 months ended December 31, 2022 and found the Sub-Adviser financially adequate to continue to service to the three Spectrum Funds. The Board concluded that Spectrum Financial is sufficiently financially sound to continue to serve as sub-adviser to the Spectrum Funds.

The Board confirmed with the Adviser’s CCO that she works with the CCO of Spectrum Financial, and she had reviewed the policies and procedures manual of Spectrum Financial, including their latest revisions and business continuity plans. The Board confirmed the cybersecurity risk management is the responsibility of the compliance and IT teams of Spectrum Financial, and that there were no reported breaches. The Board noted that Spectrum Financial does have Directors & Officers Errors & Omissions Liability insurance

The Board determined that Spectrum Financial has a compliance program in place that is reasonably designed to prevents violation of the applicable federal securities laws. The Board noted they are familiar with the portfolio managers of the Sub-Adviser and their qualifications in managing the Spectrum Funds.

Performance. The Board considered that the Adviser delegates day-to-day investment decisions to the Sub-Adviser and, therefore, does not directly control the performance of the Spectrum Funds. The Board considered the Adviser’s other responsibilities under the Advisory Agreement, including with respect to trade oversight, reviewing daily positions and balance reports for the Spectrum Funds, obtaining derivative agreements for the Spectrum Funds and reporting to the Board. The Trustees concluded that the Adviser appears to be properly and reasonably monitoring the Sub-Adviser’s adherence to each Spectrum Fund’s investment objectives and appears to be carrying out its functions appropriately.

With respect to the performance, the Board reviewed the Sub-Adviser’s daily management and investment strategies and considered the updated performance of each Spectrum Fund through March 31, 2023, compared to their primary benchmark and Morningstar category for various periods provided by the Adviser. The Board recalled the earlier presentations by Spectrum Financial with respect to strategy and each Spectrum Fund’s performance for various periods with explanations for over/under performance.

Spectrum Low Volatility Fund: The Board considered the Fund’s performance as compared to various benchmark indices and the Fund’s Morningstar category, Nontraditional Bond. The Board reviewed one-,three-and five-year periods ended March 31, 2023 and since inception through March 31, 2023. They noted the Fund outperformed the Morningstar Nontraditional Bond category for the one-, three- and five-

Spectrum Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2023

year periods. They noted the Fund beat out the S&P 500 Index for the one-year period, while lagging for the three-, five-year and since inception periods. The Board recognized the Fund seeks risk adjusted returns, and therefore lagged the S&P 500 Total Return Index for longer periods presented. Specifically, the Board noted that with respect to major stock market indices, such as the S&P 500 Total Return Index, the Fund’s investment objective was total return with lower downside volatility and risk compared to major stock market indices, hence it beat out the S&P 500 Index during the turbulent 2022 market. The Board concluded that performance was satisfactory, and that with Adviser oversight, Spectrum Financial was expected to continue to obtain an acceptable level of investment returns for shareholders over the long term.

Spectrum Active Advantage Fund: The Board recognized the Fund’s short-term performance has lagged, as it trailed both the Morningstar Tactical Allocation and the S&P 500 Index for the one-, three- and five-year periods ended March 31, 2023. The Sub-Adviser discussed how the Fund was developed with “risk on” trading systems that capitalized on a positive trend and use of leverage. During the 2022 economic environment, these systems were adjusted in mid-May for timing of trading figures which did have a positive effect for the Fund on the exposed risk during periods of market volatility. The Sub-Adviser noted the Fund does not employ hedging, shorting, or other non-correlated assets. The Board concluded that the performance was disappointing, but the strategy implemented by Spectrum Financial was being enhanced, and that with Adviser oversight, the Fund is expected to improve and to obtain an acceptable level of investment returns for shareholders over the long term. In spite of lagging performance, the Trustees concluded it was nonetheless acceptable in light of strategy improvements made.

Spectrum Unconstrained Fund: The Board considered the Fund’s performance as compared to Bloomberg Aggregate Bond Index and the Fund’s Morningstar category, Nontraditional Bond for the one, and since inception periods ended March 31, 2023. Discussion followed with respect to the Fund outperforming both its benchmark and Morningstar category. As the Fund is still in its infancy, and the Sub-Adviser believes in proven techniques for the concept of highly leveraged positions, in the right economic environment, the Fund will quicky move to positive returns. The Board decided to continue to monitor the Fund’s performance in the long term but concluded it was acceptable.

Fees and Expenses: As to the costs of the services provided to each Spectrum Fund by the Adviser and Sub-Adviser, respectively, the Board reviewed and discussed the advisory fee and total operating expenses of each Spectrum Fund compared to its peer group and Morningstar category as presented in the Meeting Materials. The Board acknowledged that the Adviser pays the Sub-Adviser directly consistent with agreements in effect.

Spectrum Low Volatility Fund: The Board noted the advisory fee of 2.15% for Low Volatility was above the above range for the Morningstar Nontraditional Bond, Tactical Allocation, Macro Trading, and Multistrategy Categories. The Board also compared the advisory fee to Systematic Trend Morningstar category and found it well below the maximum advisory fees in the category. The Board noted that the Fund does not easily fit within a single category because of its wide-ranging strategy. The Trustees considered that of the 2.15% advisory fee, the sub-adviser receives 1.80%, lower than the fees it charges SMAs. The Trustees discussed the net expenses of 2.67% for Investor Class shares and found it was slightly above the maximum net expense for the Morningstar Tactical Allocation, Macro Trading Morningstar same class categories. With respect to the Nontraditional Bond and Multistrategy categories, the Fund’s net expenses were found by the Board to be below the reasonable maximum net expense. With regards to Advisor Class shares, the Board noted the net expense ratio of 2.92% was well below the reasonable

Spectrum Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2023

maximum net fees for A Class Nontraditional Bond, Tactical Allocation and Systematic Trend Morningstar categories.

Spectrum Active Advantage Fund: The Board noted the advisory fee of 1.50% for Active Advantage was above the above range for the Morningstar Tactical Allocation category, and within the reasonable range of fees for the Morningstar Macro Trading, Multistrategy and Systematic Trend Category. The Trustees noted that the Fund does not easily fit within a single category because of its specific strategy. The Board acknowledged that of the 1.50% advisory fee, the Sub-Adviser is paid 1.15% directly from the adviser. The Board discussed the net expenses of 1.69% for Investor Class shares and found them within the reasonable range for the Tactical Allocation, Macro Trading, Multistrategy and Systematic Trend Morningstar Institutional Class Categories.

Spectrum Unconstrained Fund: The Board noted the advisory fee of 2.15% for Unconstrained Fund was above range for the Nontraditional Bond, Tactical Allocation, Marco Trading and Multistrategy Morningstar categories. The Board found the advisory fee within range and below the reasonable maximum advisory fee for the Morningstar Systematic Trend category. The Trustees noted that the Fund does not easily fit within a single category because of its wide-ranging strategy. The Board acknowledge the Adviser pays the Sub-Adviser directly 1.80% from the advisory fee it receives. The Trustees discussed the net expenses of 2.70% for Investor Class shares and found it was above range for the Morningstar Tactical Allocation and, Macro Trading Institutional Class category. However, the Board discussed that the net expenses were within the reasonable range, and below the maximum in the Nontraditional Bond, Multistrategy and Systematic Trend Morningstar Institutional Class categories.

Profitability of Adviser. The Board reviewed the levels of profits to the Adviser from each Spectrum Fund with respect to advisory fees and from the total relationship with each Fund. They considered whether profits from each Spectrum Fund were reasonable in light of services provided, including the assets levels and payments to the respective sub-adviser, and any breakpoints in fee structures for each respective Fund. The Board, in consultation with counsel noted that current court rulings with respect to profitability suggest up to or even over a 50% profit margin for any adviser or sub-adviser could be acceptable and not considered excessive.

Spectrum Low Volatility, Active Advantage and Unconstrained Funds: In discussion and review of the profitability statement from the Adviser with respect to the Spectrum Funds, the Board considered the split between the Adviser and Sub-Adviser. The Board noted that the Adviser was slightly profitable from Low Volatility (2%), modestly profitability from Active Advantage (9%) and (9%) profitable from Unconstrained in Advisory Fees. The Board acknowledged that when taking into consideration the Adviser’s total relationship with each Spectrum Fund, the profitability was 2%, 7%, and 8% respectively from Low Volatility, Active Advantage and Unconstrained respectively. The Trustees discussed the commission earned on Fund portfolio transactions by the Adviser’s affiliate as part of the total relationship. The Board concluded that the Adviser had realized relatively low profits (as an adviser and from the totality of its relationship) from its services to the Spectrum Funds and therefore, excessive profits are not of concern at this time.

Profitability of Sub-Adviser: The Board reviewed the levels of profits to the Sub-Adviser for the year ended September 30, 2022 with respect to Spectrum Funds. They noted the situation for each Spectrum Fund with respect to sub-advisory fees and from the total relationship with each Fund. With regards to the Spectrum Funds, the Board noted that the Sub-Adviser usually charges higher fees for separately managed accounts with similar investment strategies, if any. The Board, in consultation with counsel

Spectrum Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2023

noted that current court rulings with respect to profitability suggest up to or even over a 50% profit margin for any adviser or sub-adviser could be acceptable and not considered excessive.

The Board reviewed the profitability reports submitted by Spectrum Financial, and noted that with respect to sub-advisory fees, they receive of 1.80%, 1.15%, and 1.80% of average net assets, respectively from Low Volatility, Active Advantage and Unconstrained. The Board noted that Spectrum Financial made a 62% profit from Low Volatility, a 63% profit from Active Advantage, and a 68% profit from Unconstrained for the fiscal year ended September 30, 2022. The Board concluded that Spectrum Financial’s profits were reasonable entrepreneurial profits for services provided to the Funds. The Board discussed a joint revenue sharing agreement in place between the Adviser and Spectrum Financial allowing for payments to individuals for raising assets for the Funds. Ms. Ayers-Rigsby noted the agreement has been updated to accommodate the current market conditions for distributing the Funds’ shares. The Board concluded that excess profits for the Sub-Adviser with respect to each of Low Volatility, Active Advantage and Unconstrained is currently not a concern, and they will monitor profits from each Fund as assets continue to grow.

Economies of Scale. As to the extent to which the Spectrum Funds will realize economies of scale, the Adviser reported an estimate of $500 million per Fund to be the minimum asset level required to reach such economies of scale and that some Funds may not achieve economies of scale as they may face capacity issues under certain investment strategies. The Board discussed the Adviser’s expectations for the growth in net assets of each Spectrum Fund and concluded that any material economies of scale were not a concern at present assets levels. The Trustees noted economies of scale is an advisory agreement concern and is not a consideration for approval of any sub-advisory agreements. The Board agreed to revisit economies of scale as assets of the Funds continue to grow.

Conclusion. Counsel assisted the Board throughout the Advisory Agreement and Sub-Advisory Agreement review process. The Board members relied upon the advice of counsel, and their own business judgment, in determining the material factors to be considered in evaluating the Advisory Agreement and Sub-Advisory Agreement. In considering the approval, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement and Sub-Advisory Agreement.

Accordingly, having requested and received such information from the Adviser and Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of each of the Advisory Agreements as appropriate; the Board, including a majority of the Independent Trustees, determined that, with respect to each of the agreements, separately that (a) the terms of the Advisory Agreement and Sub-Advisory Agreement are reasonable; (b) the advisory fee for each Spectrum Fund was not unreasonable; and (c) each of the Advisory Agreement and Sub-Advisory Agreement is in the best interests of the respective Spectrum Fund and its prospective shareholders.

PRIVACY NOTICE

Rev. May 2014

FACTS	WHAT DOES ADVISORS PREFERRED TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Advisors Preferred Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Advisors Preferred Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-862-9686

Who we are
Who is providing this notice?	Advisors Preferred Trust
What we do
How does Advisors Preferred Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Advisors Preferred Trust collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Advisors Preferred Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies will be available without charge, upon request, by calling 1-866-862-9686 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-866-862-9686.

INVESTMENT ADVISOR
Advisors Preferred LLC
1445 Research Blvd., Suite 530
Rockville, Maryland 20850

INVESTMENT SUB-ADVISOR
Spectrum Financial, Inc.
272 Bendix Road Suite 600
Virginia Beach, VA 23452

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

SPECTRUM-AR23

(b) Not applicable.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal Principal Executive Officer, principal Principal Financial Officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Felix Rivera is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rivera is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2023 - $44,250

2022 - $42,000

(b)	Audit-Related Fees

2023 - $0

2022 - $0

(c)	Tax Fees

2023 - $9,000

2022 - $9,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2023 – $4,500

2022 - $4,500

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

                                      2023       2022

Audit-Related Fees:        100%      100%

Tax Fees:                       100%      100%

All Other Fees:               100%      100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2023 - $9,000

2022 - $9,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)        Not applicable.

(j)        Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal Principal Executive Officer and principal Principal Financial Officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal Principal Executive Officer and principal Principal Financial Officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Preferred Trust

By (Signature and Title)

/s/ Catherine Ayer-Rigsby

Catherine Ayer-Rigsby, Principal Executive Officer

Date 12/5/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

        /s/ Catherine Ayer-Rigsby

Catherine Ayers-Rigsby, Principal Executive Officer

Date 12/5/23

By (Signature and Title)

                    /s/Christine Casares

             Christine Casares, Principal Financial Officer

Date 12/5/23